EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 10 to Registration Statement No. 33-54492 on Form N-1A of our report dated May 2, 2001 appearing in the March 31, 2001 Annual Report of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York July 18 , 2001